EXHIBIT 99

                                  CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3

                           $734,280,000 (APPROXIMATE)
                               Subject to Revision

                      May 19, 2003- Computational Materials

Copyright 2003 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                  MAY 19, 2003


                                  CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3



                           $734,280,000 (APPROXIMATE)
                               SUBJECT TO REVISION

--------------- ---------------- ------------------------- ---------------- ---------------- ---------------------- -------------
                                                                                                                      EXPECTED
                                         RATINGS              WAL TO CALL        BOND                                 MATURITY
     CLASS        AMOUNT ($)        (MOODY'S/S&P/FITCH)         (YRS)(1)         TYPE               COUPON            TO CALL(1)
--------------- ---------------- ------------------------- ---------------- ---------------- ---------------------- -------------
    IA-1           106,300,000         Aaa/AAA/AAA               0.95            SEQ           1M Libor + [ ](2)        01/05
    IA-2            46,400,000         Aaa/AAA/AAA               2.00            SEQ               Fixed(2)             10/05
    IA-3            65,400,000         Aaa/AAA/AAA               3.00            SEQ               Fixed(2)             03/07
    IA-4            59,800,000         Aaa/AAA/AAA               5.00            SEQ               Fixed(2)             01/10
    IA-5            51,500,000         Aaa/AAA/AAA               9.06            SEQ              Fixed(2), (3)         01/13
    IA-6            36,600,000         Aaa/AAA/AAA               6.67            NAS               Fixed(2)             10/12
    IM-1            13,000,000          Aa2/AA/AA                6.47            MEZ               Fixed(2)             01/13
    IM-2            10,000,000            A2/A/A                 6.47            MEZ               Fixed(2)             01/13
    IB               8,000,000         Baa2/BBB/BBB              5.97            SUB               Fixed(2)             01/13

    IIA-1          111,200,000         Aaa/AAA/AAA               0.95            SEQ         1M Libor + [ ](3), (4)     12/04
    IIA-2          186,300,000         Aaa/AAA/AAA               3.13            SEQ         1M Libor + [ ](3), (4)     12/08
    IIM-1           17,850,000          Aa2/AA/AA                4.14            MEZ         1M Libor + [ ](3), (4)     12/08
    IIM-2           13,600,000            A2/A/A                 4.05            MEZ         1M Libor + [ ](3), (4)     12/08
    IIB              8,330,000         Baa2/BBB/BBB              3.80            SUB         1M Libor + [ ](3), (4)     12/08
--------------- ---------------- ------------------------- ---------------- ---------------- ---------------------- -------------

(1) The Certificates will be priced at the following prepayment speed assumptions: Group I Certificates: 20% HEP. Group II Certificates: 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

(2)  Subject to the Group I Net WAC Cap.

(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on each of the Class IIA-1 and the Class IIA-2 Certificates will increase to 2x their respective margins and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(4)  Subject to the Group II Available Funds Cap and the Group II Maximum Rate
     Cap.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        2

TITLE OF CERTIFICATES:     Chase Funding Mortgage Loan Asset-Backed
                           Certificates, Series 2003-3, consisting of the following offered classes:
                           Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class
                           IA-5, Class IA-6
                           Class IM-1, Class IM-2
                           Class IB
                           (the "Group I Certificates")

                           and

                           Class IIA-1, Class IIA-2
                           Class IIM-1, Class IIM-2
                           Class IIB
                           (the "Group II Certificates")

UNDERWRITERS:              J.P. Morgan Securities Inc., Countrywide Securities
                           Corporation, Lehman Brothers Inc. and UBS Warburg LLC

DEPOSITOR:                 Chase Funding, Inc.

SELLERS: Chase Manhattan Mortgage Corporation, Chase Manhattan Bank USA, N.A. and JPMorgan Chase Bank

SERVICER:                  Chase Manhattan Mortgage Corporation

TRUSTEE:                   Citibank, N.A.

CUT-OFF DATE:              May 1, 2003

PRICING DATE:              On or about May 21, 2003

CLOSING DATE:              On or about May 29, 2003

DISTRIBUTION DATES:        Distribution of principal and interest on the
                           certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in June
                           2003.

ERISA CONSIDERATIONS:      The offered certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:          The Class A and Class M-1 Certificates will
                           constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class B
                           Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        3

TAX STATUS:                For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

OPTIONAL TERMINATION:      The Servicer has the option to exercise a call on
                           each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group
                           (other than in respect of REO property), plus accrued interest, (ii) the appraised value of any REO
                           Property in the related loan group (up to the stated principal balance of the related Mortgage Loan), and
                           (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.

MORTGAGE LOANS:            The mortgage pool will consist of mortgage loans
                           ("Mortgage Loans") that will be divided into a fixed-rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The Mortgage
                           Loans are secured by first liens on real properties.

ADMINISTRATIVE FEES:       The Servicer and Trustee will be paid fees
                           aggregating approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        4

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
      --------------------------------------------------------------------

                              CERTIFICATE STRUCTURE
                              ---------------------


CREDIT ENHANCEMENT:        1) Excess interest
                           2) Over-Collateralization
                           3) Cross-Collateralization
                           4) Subordination

EXCESS INTEREST:           Excess interest cashflows from each group will be
                           available as credit enhancement for the related group.

OVER-COLLATERALIZATION:    The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered Certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 0.75% of the aggregate principal balance of the Group I Mortgage Loans and approximately 0.80% of the aggregate principal balance of the Group II Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.

                              GROUP I CERTIFICATES

  Initial:   0.75% of original balance        Target:  0.75% of original balance
  Stepdown:  1.50% of current balance         Floor:   0.50% of original balance

                      (PRELIMINARY AND SUBJECT TO REVISION)

                              GROUP II CERTIFICATES

  Initial:   0.80% of original balance        Target:  0.80% of original balance
  Stepdown:  1.60% of current balance         Floor:   0.50% of original balance

                      (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-COLLATERALIZATION:   Excess interest from each of the two loan groups, if
                           not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        5

                                     GROUP I
                                     -------

GROUP I SUBORDINATION(1):
                              (MOODY'S/S&P/FITCH)       GROUP I (SUBORDINATION)
                              -------------------       -----------------------
        Class IA              (Aaa/AAA/AAA)             8.50%
        Class IM-1            (Aa2/AA/AA)               5.25%
        Class IM-2            (A2/A/A)                  2.75%
        Class IB              (Baa2/BBB/BBB)            0.75%

                      (PRELIMINARY AND SUBJECT TO REVISION)


GROUP I CLASS SIZE:
                              (MOODY'S/S&P/FITCH)       GROUP I (CLASS SIZE)
                              -------------------       --------------------
        Class IA              (Aaa/AAA/AAA)             91.50%
        Class IM-1            (Aa2/AA/AA)               3.25%
        Class IM-2            (A2/A/A)                  2.50%
        Class IB              (Baa2/BBB/BBB)            2.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)



                                    GROUP II
                                    --------

GROUP II SUBORDINATION(1):
                              (MOODY'S/S&P/FITCH)       GROUP II (SUBORDINATION)
                              -------------------       ------------------------
        Class IIA             (Aaa/AAA/AAA)             12.50%
        Class IIM-1           (Aa2/AA/AA)               7.25%
        Class IIM-2           (A2/A/A)                  3.25%
        Class IIB             (Baa2/BBB/BBB)            0.80%

                      (PRELIMINARY AND SUBJECT TO REVISION)


GROUP II CLASS SIZE:
                              (MOODY'S/S&P/FITCH)       GROUP II (CLASS SIZE)
                              -------------------       ---------------------
         Class IIA            (Aaa/AAA/AAA)             87.50%
         Class IIM-1          (Aa2/AA/AA)               5.25%
         Class IIM-2          (A2/A/A)                  4.00%
         Class IIB            (Baa2/BBB/BBB)            2.45%

                      (PRELIMINARY AND SUBJECT TO REVISION)


(1) The subordination percentages include the initial over-collateralization levels of 0.75% for Group I and 0.80% for Group II.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        6

                                     GROUP I
                                     -------


MORTGAGE LOANS*:           Fixed-rate, first lien, sub-prime Mortgage Loans
                           having an aggregate stated principal balance as of the Cut-Off Date of approximately $317,306,348.

PREPAYMENT
ASSUMPTION:                The Group I Certificates will be priced at 20% HEP
                           (2% - 20% CPR Ramp over 10 months).

GROUP I NET WAC CAP:       The pass-through rate of each class of the Group I
                           Certificates will be subject to the "Group I Net WAC
                           Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage
                           Loans. Any interest shortfall due to the Group I Net
                           WAC Cap will not be reimbursed.

INTEREST ACCRUAL:          For the Class IA-1 Certificates, interest will
                           initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all other Group I Certificates, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:             For the Class IA-1 Certificates, 0 days. For all
                           other Group I Certificates, 24 days.

INTEREST PAYMENT BASIS:    For the Class IA-1 Certificates, Actual/360. For all
                           other Group I Certificates, 30/360.

COUPON STEP UP:            If the 10% clean-up call for the Group I Certificates
                           is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum.


* The mortgage pool as of the Closing Date will include approximately $82,693,652 of fixed-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within, fifteen days of the Closing Date.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        7

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
      --------------------------------------------------------------------

                              GROUP I CERTIFICATES
                              --------------------

                                   CLASS                 CLASS            CLASS            CLASS            CLASS
                                   IA-1                  IA-2             IA-3             IA-4             IA-5
---------------------------------- --------------------- ---------------- ---------------- ---------------- ----------------
OFFER SIZE ($)                     106,300,000           46,400,000       65,400,000       59,800,000       51,500,000

EXPECTED RATINGS
      MOODY'S                      Aaa                   Aaa              Aaa              Aaa              Aaa
      S&P                          AAA                   AAA              AAA              AAA              AAA
      FITCH                        AAA                   AAA              AAA              AAA              AAA

COUPON                             1M Libor + [  ](1)    Fixed(1)         Fixed(1)         Fixed(1)         Fixed(1),(2)

WEIGHTED AVERAGE LIFE TO
CALL (YRS.) (3)                    0.95                  2.00             3.00             5.00             9.06


WEIGHTED AVERAGE LIFE              0.95                  2.00             3.00             5.00             11.12
TO MATURITY (YRS.) (3)

PAYMENT WINDOW                     1-20/20               20-29/10         29-46/18         46-80/35         80-116/37
TO CALL (MOS.) (3)

PAYMENT WINDOW                     1-20/20               20-29/10         29-46/18         46-80/35         80-236/157
TO MATURITY (MOS.) (3)

EXPECTED MATURITY TO               01/05                 10/05            03/07            01/10            01/13
CALL (3)

EXPECTED MATURITY TO               01/05                 10/05            03/07            01/10            01/23
MATURITY (3)

LAST SCHEDULED                     08/17                 05/18            04/24            11/29            03/33
DISTRIBUTION DATE (4)


                                   CLASS            CLASS            CLASS
                                   IM-1             IM-2             IB
---------------------------------- ---------------- ---------------- ----------------
OFFER SIZE ($)                     13,000,000       10,000,000       8,000,000

EXPECTED RATINGS
      MOODY'S                      Aa2              A2               Baa2
      S&P                          AA               A                BBB
      FITCH                        AA               A                BBB

COUPON                             Fixed(1)         Fixed(1)         Fixed(1)

WEIGHTED AVERAGE LIFE TO
CALL (YRS.) (3)                    6.47             6.47             5.97


WEIGHTED AVERAGE LIFE              6.95             6.74             5.98
TO MATURITY (YRS.) (3)

PAYMENT WINDOW                     39-116/78        39-116/78        39-116/78
TO CALL (MOS.) (3)

PAYMENT WINDOW                     39-171/133       39-150/112       39-121/83
TO MATURITY (MOS.) (3)

EXPECTED MATURITY TO               01/13            01/13            01/13
CALL (3)

EXPECTED MATURITY TO               08/17            11/15            06/13
MATURITY (3)

LAST SCHEDULED                     09/32            05/32            05/31
DISTRIBUTION DATE (4)


(1)  Subject to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)  The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        8

                                    GROUP II
                                    --------


MORTGAGE LOANS*:           Adjustable-rate, first lien, sub-prime Mortgage Loans
                           having an aggregate stated principal balance as of the Cut-Off Date of approximately $285,005,328.

PREPAYMENT
ASSUMPTION:                The Group II Certificates will be priced at 100% PPC
                           (2% CPR in month 1, plus an additional 1/11th of 26%
                           CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

GROUP II AVAILABLE
FUNDS CAP: The pass-through rate of each class of the Group II Certificates will be subject to the "Group II Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

GROUP II MAXIMUM
RATE CAP: The pass-through rate of each class of the Group II Certificates will be subject to the "Group II Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the Group II Mortgage Loans. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

SHORTFALL
REIMBURSEMENT:             If on any Distribution Date the pass-through rate on
                           the Group II Certificates is limited by the Group II
                           Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available Funds Cap, up to but not exceeding the Group II Maximum Rate Cap, and the aggregate of such shortfalls from previous
                           Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Group
                           II Certificate Carryover will be paid once the Group
                           II Certificate principal balance has been reduced to zero.

INTEREST ACCRUAL:          For all Group II Certificates, interest will
                           initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

PAYMENT DELAY:             0 days.

INTEREST PAYMENT BASIS:    Actual/360.

COUPON STEP UP:            If the 10% clean-up call for the Group II
                           Certificates is not exercised on the first distribution date on which it is exercisable, the margin on each of the Class IIA-1 and the Class IIA-2
                           Certificates will increase to 2x their respective margins and the margin on the Class IIM-1, Class
                           IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.


* The mortgage pool as of the Closing Date will include approximately $54,994,672 of adjustable-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of the Closing Date.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        9

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
      --------------------------------------------------------------------

                              GROUP II CERTIFICATES
                              ---------------------

                                   CLASS                     CLASS                     CLASS
                                   IIA-1                     IIA-2                     IIM-1
---------------------------------- ------------------------- ------------------------- -------------------------
OFFER SIZE ($)                     111,200,000               186,300,000               17,850,000

EXPECTED RATINGS
  MOODY'S                          Aaa                       Aaa                       Aa2
  S&P                              AAA                       AAA                       AA
  FITCH                            AAA                       AAA                       AA

COUPON                             1M Libor + [  ](1),(2)    1M Libor + [  ](1),(2)    1M Libor + [  ](1),(2)

WEIGHTED AVERAGE LIFE TO           0.95                      3.13                      4.14
CALL (YRS.) (3)

WEIGHTED AVERAGE LIFE TO           0.95                      3.41                      4.48
MATURITY (YRS.) (3)

PAYMENT WINDOW TO CALL             1-19/19                   19-67/49                  39-67/29
(MOS.) (3)

PAYMENT WINDOW TO                  1-19/19                   19-147/129                39-111/73
MATURITY (MOS.) (3)

EXPECTED MATURITY TO               12/04                     12/08                     12/08
CALL(3)

EXPECTED MATURITY TO               12/04                     08/15                     08/12
MATURITY (3)

LAST SCHEDULED                     01/21                     04/33                     01/33
DISTRIBUTION DATE (4)

                                   CLASS                     CLASS
                                   IIM-2                     IIB
---------------------------------- ------------------------- --------------------------
OFFER SIZE ($)                     13,600,000                8,330,000

EXPECTED RATINGS
  MOODY'S                          A2                        Baa2
  S&P                              A                         BBB
  FITCH                            A                         BBB

COUPON                             1M Libor + [  ](1),(2)    1M Libor + [  ](1),(2)

WEIGHTED AVERAGE LIFE TO           4.05                      3.80
CALL (YRS.) (3)

WEIGHTED AVERAGE LIFE TO           4.29                      3.82
MATURITY (YRS.) (3)

PAYMENT WINDOW TO CALL             38-67/30                  37-67/31
(MOS.) (3)

PAYMENT WINDOW TO                  38-96/59                  37-75/39
MATURITY (MOS.) (3)

EXPECTED MATURITY TO               12/08                     12/08
CALL (3)

EXPECTED MATURITY TO               05/11                     08/09
MATURITY (3)

LAST SCHEDULED                     11/32                     05/32
DISTRIBUTION DATE (4)


(1)  Subject to the Group II Available Funds Cap and the Group II Maximum Rate
     Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class IIA-1 Certificates and the Class IIA-2 Certificates will increase to 2x their respective margins and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(3)  The Group II Certificates will be priced at 100% PPC.

(4) Assumes 0% CPR, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        10

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
      --------------------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------


                              GROUP I CERTIFICATES

1.   Repayment of any unrecoverable, unreimbursed Servicer advances.

2.   Servicing Fees and Trustee Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.   Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)


                              GROUP II CERTIFICATES


1.   Repayment of any unrecoverable, unreimbursed Servicer advances.

2.   Servicing Fees and Trustee Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.   Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the Group II Available Funds Cap.

9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        11

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
      --------------------------------------------------------------------

                                PRINCIPAL PAYDOWN
                                -----------------

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in June 2012, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class IA Certificates (in each case immediately prior to such Distribution Date) and (iii) the Group I Class A Principal Cashflow for such Distribution Date. For the June 2012 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Amount Distribution will equal the Group I Class A Principal Cashflows.

                         CLASS IA-6 LOCKOUT PERCENTAGE
                         -----------------------------

           June 2003 - May 2006                     0%
           June 2006 - May 2008                    45%
           June 2008 - May 2009                    80%
           June 2009 - May 2010                   100%
           June 2010 - May 2012                   300%

                      (PRELIMINARY AND SUBJECT TO REVISION)


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:
---------------------

1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to restore O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:
----------------------

1) All scheduled and unscheduled Group II principal will be paid sequentially to the Class IIA Certificates until the principal balance of each such class of Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IIA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.



IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        12

                         REQUIRED SUBORDINATION LEVELS*
                         ------------------------------

Group I                                   Group II
-------                                   --------
Class A                    17.00%         Class A                    25.00%
Class M-1                  10.50%         Class M-1                  14.50%
Class M-2                   5.50%         Class M-2                   6.50%
Class B                     1.50%         Class B                     1.60%

* Includes overcollateralization


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Distribution Date is on or after the June 2006 Distribution Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii) A Trigger Event does not exist.


TRIGGER EVENT:
A trigger event ("Trigger Event") with respect to each loan group and a Distribution Date after May 2006, exists if (i) the current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II) or (ii) aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date with respect to Group I or Group II Mortgage Loans, as applicable, exceed the following levels (expressed as a percentage of aggregate principal balance of the related Mortgage Loans as of the Cut-off Date):

DISTRIBUTION DATE OCCURRING IN         GROUP I REQUIRED LOSS PERCENTAGE               GROUP II REQUIRED LOSS PERCENTAGE
------------------------------         --------------------------------               ---------------------------------
June 2006 - May 2007                   2.00% for the first month, plus an additional  2.50% for the first month, plus an
                                       1/12th of 0.75% for each month thereafter      additional 1/12th of 1.25% for each month
                                                                                      thereafter

June 2007 - May 2008                   2.75% for the first month, plus an additional  3.75% for the first month, plus an
                                       1/12th of 0.50% for each month thereafter      additional 1/12th of 1.00% for each month
                                                                                      thereafter

June 2008 - May 2009                   3.25% for the first month, plus an additional  4.75% for the first month, plus an
                                       1/12th of 0.50% for each month thereafter      additional 1/12th of 0.35% for each month
                                                                                      thereafter

June 2009 - May 2010                   3.75% for the first month, plus an additional  5.10% for the first month, plus an
                                       1/12th of 0.35% for each month thereafter      additional 1/12th of 0.25% for each month
                                                                                      thereafter

June 2010 and thereafter               4.10%                                          5.35%


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each loan group, the later of (i) the June 2006 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

               Group I Senior                          Group II Senior
     Specified Enhancement Percentage:        Specified Enhancement Percentage:
            ___________________                      ___________________
                   17.00%                                   25.00%
                     Or                                       Or
             (7.75% + 0.75%)*2                        (11.70% +0.80%)*2

                      (PRELIMINARY AND SUBJECT TO REVISION)


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        13

PROSPECTUS:                The Certificates will be offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                           Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOANS:            The following tables describe the mortgage loans and
                           the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

FURTHER INFORMATION:       Please call Chris Schiavone at (212) 834-5372, Peter
                           Candell at (212) 834-5511, Marty Friedman at (212)
                           834-5727, Philip Li at (212) 834-5033, Tom Roh at
                           (212) 834-5936, Phillip Chun at (212) 834-5435 or
                           Darya Zhuk at (212) 834-5308.



--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        14

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
                                     GROUP I

                                 SUMMARY REPORT
                                 --------------
Aggregate Outstanding Principal Balance             $317,306,348
Aggregate Original Principal Balance                $317,527,453
Number of Mortgage Loans                                   2,325

                                                      AVERAGE(1)                               MINIMUM                MAXIMUM
                                                      ----------                               -------                -------
Original Principal Balance                              $136,571                               $11,200               $564,000
Outstanding Principal Balance                           $136,476                               $11,170               $564,000

                                             WEIGHTED AVERAGE(2)                               MINIMUM                MAXIMUM
                                             -------------------                               -------                -------
Original Term (mos)                                          299                                    60                    360
Stated Remaining Term (mos)                                  299                                    59                    360
Expected Remaining Term (mos)                                299                                    59                    360
Loan Age (mos)                                                 1                                     0                      8
Current Interest Rate                                     7.228%                                5.625%                11.750%
Original Loan-to-Value                                    74.34%                                 6.81%                 95.00%
Credit Score (3)                                             634                                   490                    806

                                                        EARLIEST                                LATEST
                                                        --------                                ------
Origination Dates                                        08/2002                               04/2003
Maturity Dates                                           04/2008                               05/2033

LIEN POSITION                              PERCENT OF LOAN GROUP      LOAN PURPOSE                      PERCENT OF LOAN GROUP
-------------                              ---------------------      ------------                      ---------------------
1st Lien                                                   100.0 %    Purchase                                            6.5 %
                                                                      Refinance - Rate/Term                               9.8 %
OCCUPANCY                                  PERCENT OF LOAN GROUP      Refinance - Cashout                                83.7 %
---------                                  ---------------------
Owner-occupied                                              93.8 %
Second Home                                                  0.4 %    PROPERTY TYPE                     PERCENT OF LOAN GROUP
Investment                                                   5.8 %    -------------                     ---------------------
                                                                      Single Family Detached                             79.8 %
                                                                      Two- to Four-family Dwelling                        8.8 %
DOCUMENTATION                              PERCENT OF LOAN GROUP      Planned Unit Development                            4.8 %
-------------                              ---------------------      Condominium                                         3.7 %
Full Documentation                                          68.5 %    Manufactured Housing                                2.0 %
24 Month Bank Statement                                     11.9 %    Small Mixed Use                                     0.8 %
Reduced Documentation                                        0.9 %
Stated Income                                               18.8 %

YEAR OF ORIGINATION                        PERCENT OF LOAN GROUP
-------------------                        ---------------------
2002                                                         0.3 %
2003                                                        99.7 %


Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighted Average only for loans with credit scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        15

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
                                     GROUP I

                              CURRENT MORTGAGE RATE
                              ---------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CURRENT MORTGAGE RATES                                    MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
5.500% to 5.999%                                                     293                     $54,005,968                    17.0 %
6.000% to 6.499%                                                     238                      39,661,317                    12.5
6.500% to 6.999%                                                     404                      63,230,131                    19.9
7.000% to 7.499%                                                     255                      34,680,531                    10.9
7.500% to 7.999%                                                     418                      53,996,140                    17.0
8.000% to 8.499%                                                     228                      24,712,977                     7.8
8.500% to 8.999%                                                     234                      25,208,630                     7.9
9.000% to 9.499%                                                     116                      10,648,742                     3.4
9.500% to 9.999%                                                      85                       7,474,435                     2.4
10.000% to 10.499%                                                    36                       2,588,214                     0.8
10.500% to 10.999%                                                    14                         879,578                     0.3
11.000% to 11.499%                                                     2                          88,611                     0.0
11.500% to 11.999%                                                     2                         131,073                     0.0
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,325                    $317,306,348                   100.0 %
                                                                   =====                    ============                   =====

Mortgage Rates Range is from: 5.625% to 11.750%
Weighted Average is: 7.228%

                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
REMAINING TERM (MONTHS)                                   MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
49 to 60                                                               2                        $108,617                     0.0 %
73 to 84                                                               5                         293,303                     0.1
97 to 108                                                              1                         139,500                     0.0
109 to 120                                                            40                       2,188,287                     0.7
133 to 144                                                            10                         658,489                     0.2
145 to 156                                                             2                         520,830                     0.2
157 to 168                                                             1                         103,900                     0.0
169 to 180                                                           562                      69,159,537                    21.8
181 to 192                                                             2                          84,930                     0.0
193 to 204                                                             1                         172,479                     0.1
217 to 228                                                             1                         110,000                     0.0
229 to 240                                                           373                      46,859,685                    14.8
289 to 300                                                            13                       1,857,080                     0.6
301 to 312                                                             1                         148,373                     0.0
313 to 324                                                             1                          99,000                     0.0
325 to 336                                                             1                         232,000                     0.1
349 to 360                                                         1,309                     194,570,337                    61.3
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,325                    $317,306,348                   100.0 %
                                                                   =====                    ============                   =====

Remaining Term Range is from (Months): 59 to 360
Weighted Average is (Months): 299


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        16

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
                                     GROUP I

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------
RANGE OF ORIGINAL MORTGAGE                                     NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
LOAN PRINCIPAL BALANCES                                   MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
$100,000 or Less                                                     912                     $59,026,549                    18.6 %
$100,001 to $150,000                                                 571                      71,839,662                    22.6
$150,001 to $200,000                                                 411                      71,227,331                    22.4
$200,001 to $250,000                                                 227                      50,675,529                    16.0
$250,001 to $300,000                                                 115                      31,683,381                    10.0
$300,001 to $350,000                                                  50                      16,446,188                     5.2
$350,001 to $400,000                                                  21                       7,946,256                     2.5
$400,001 to $450,000                                                   6                       2,583,577                     0.8
$450,001 to $500,000                                                  11                       5,313,874                     1.7
$550,001 to $600,000                                                   1                         564,000                     0.2
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,325                    $317,306,348                   100.0 %
                                                                   =====                    ============                   =====

Original Mortgage Loan Principal Balance Range is from: $11,200 to $564,000
Average is: $136,571

                              PRODUCT TYPE SUMMARY
                              --------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
PRODUCT TYPE SUMMARY                                      MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
5 to 9 Year Fixed Rate Mortgage Loan                                   8                        $541,420                     0.2 %
10 to 14 Year Fixed Rate Mortgage Loan                                53                       3,471,507                     1.1
15 to 19 Year Fixed Rate Mortgage Loan                               308                      30,011,510                     9.5
20 to 24 Year Fixed Rate Mortgage Loan                               373                      46,859,685                    14.8
25 to 29 Year Fixed Rate Mortgage Loan                                16                       2,336,452                     0.7
30 Year Fixed Rate Mortgage Loan                                   1,309                     194,570,337                    61.3
Balloon Loan                                                         258                      39,515,436                    12.5
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,325                    $317,306,348                   100.0 %
                                                                   =====                    ============                   =====

                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
PREPAYMENT PENALTY SUMMARY                                MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
None                                                                 398                     $52,815,330                    16.6 %
12 Months                                                            125                      23,003,294                     7.2
24 Months                                                              9                       1,355,572                     0.4
36 Months                                                            467                      72,109,994                    22.7
42 Months                                                              3                         392,400                     0.1
60 Months                                                          1,323                     167,629,758                    52.8
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,325                    $317,306,348                   100.0 %
                                                                   =====                    ============                   =====

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 49 months prepayment penalties is approximately 49 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        17

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
                                     GROUP I

                               STATE DISTRIBUTIONS
                               -------------------
                                              NUMBER OF                           AGGREGATE PRINCIPAL               PERCENT OF
STATES                                   MORTGAGE LOANS                           BALANCE OUTSTANDING               LOAN GROUP
Arizona                                              36                                    $4,443,072                      1.4 %
Arkansas                                             18                                     1,089,299                      0.3
California                                          390                                    76,599,347                     24.1
Colorado                                             56                                     8,620,353                      2.7
Connecticut                                          37                                     5,780,876                      1.8
Delaware                                             16                                     2,060,010                      0.6
District of Columbia                                  7                                       783,376                      0.2
Florida                                             360                                    40,806,864                     12.9
Georgia                                             114                                    13,071,778                      4.1
Hawaii                                                2                                       190,345                      0.1
Illinois                                             59                                     7,019,713                      2.2
Indiana                                              64                                     6,339,591                      2.0
Iowa                                                  2                                       117,927                      0.0
Kansas                                                9                                       695,850                      0.2
Kentucky                                             17                                     2,265,169                      0.7
Louisiana                                            29                                     2,396,626                      0.8
Maine                                                 3                                       216,067                      0.1
Maryland                                             54                                     8,461,997                      2.7
Massachusetts                                        45                                     8,499,407                      2.7
Michigan                                             63                                     6,170,549                      1.9
Minnesota                                            12                                     1,583,501                      0.5
Mississippi                                          32                                     2,008,024                      0.6
Missouri                                             50                                     3,294,109                      1.0
Montana                                               3                                       268,613                      0.1
Nebraska                                              7                                       416,243                      0.1
Nevada                                               12                                     1,744,358                      0.5
New Hampshire                                        16                                     2,194,686                      0.7
New Jersey                                          114                                    18,197,700                      5.7
New Mexico                                           22                                     2,387,146                      0.8
New York                                            232                                    40,094,950                     12.6
North Carolina                                       12                                     1,490,506                      0.5
Ohio                                                 65                                     6,097,226                      1.9
Oklahoma                                             12                                       765,842                      0.2
Oregon                                               30                                     4,201,149                      1.3
Pennsylvania                                         86                                     9,453,642                      3.0
Rhode Island                                          8                                       954,903                      0.3
South Carolina                                       21                                     2,217,939                      0.7
South Dakota                                          3                                       323,942                      0.1
Tennessee                                            63                                     5,756,999                      1.8
Texas                                                11                                       839,881                      0.3
Utah                                                  3                                       295,121                      0.1
Vermont                                               2                                       163,034                      0.1
Virginia                                             50                                     6,759,501                      2.1
Washington                                           44                                     7,270,429                      2.3
West Virginia                                        10                                       531,555                      0.2
Wisconsin                                            24                                     2,367,132                      0.7
                                                  -----                                  ------------                    -----
TOTAL:                                            2,325                                  $317,306,348                    100.0 %
                                                  =====                                  ============                    =====


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        18

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
                                     GROUP I

                          ORIGINAL LOAN-TO-VALUE RATIOS
                          -----------------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS                    MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
50.00% or Less                                                       217                     $19,540,728                     6.2 %
50.01% to 55.00%                                                      82                      12,504,329                     3.9
55.01% to 60.00%                                                     103                      15,467,014                     4.9
60.01% to 65.00%                                                     162                      22,807,922                     7.2
65.01% to 70.00%                                                     254                      35,396,982                    11.2
70.01% to 75.00%                                                     289                      40,213,032                    12.7
75.01% to 80.00%                                                     489                      70,291,053                    22.2
80.01% to 85.00%                                                     351                      49,437,282                    15.6
85.01% to 90.00%                                                     310                      42,477,814                    13.4
90.01% to 95.00%                                                      68                       9,170,193                     2.9
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,325                    $317,306,348                   100.0 %
                                                                   =====                    ============                   =====

Loan-to-Value Ratios Range is from: 6.81% to 95.00%
Weighted Average is: 74.34%

                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
MORTGAGE LOAN AGE (MONTHS)                                MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
0                                                                  1,190                    $163,558,530                    51.5 %
1                                                                  1,102                     148,473,404                    46.8
2                                                                     16                       3,200,671                     1.0
3                                                                      9                         990,087                     0.3
4                                                                      3                         630,516                     0.2
5                                                                      2                         110,602                     0.0
6                                                                      2                         252,885                     0.1
8                                                                      1                          89,654                     0.0
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,325                    $317,306,348                   100.0 %
                                                                   =====                    ============                   =====

Weighted Average Age (Months) is: 1


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        19

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
                                     GROUP I

                              CREDIT SCORE SUMMARY
                              --------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CREDIT SCORES                                             MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
Not Scored                                                             2                        $471,960                     0.1 %
490 to 500                                                             1                         153,000                     0.0
501 to 550                                                           289                      33,380,601                    10.5
551 to 600                                                           509                      62,656,716                    19.7
601 to 650                                                           701                      97,085,543                    30.6
651 to 700                                                           534                      77,030,899                    24.3
701 to 750                                                           197                      31,730,559                    10.0
751 to 800                                                            91                      14,667,200                     4.6
801 to 806                                                             1                         129,871                     0.0
                                                                   -----                    ------------                   -----
TOTAL:                                                             2,325                    $317,306,348                   100.0 %
                                                                   =====                    ============                   =====

Credit Score Range is from: 490 to 806
Weighted Average (scored loans only) is: 634

                              CREDIT GRADE SUMMARY
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CREDIT GRADE                                              MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
CMMC WHOLESALE/RETAIL UNDERWRITING:
A Star                                                               589                     $98,472,605                    31.0 %
A0                                                                   576                      78,706,279                    24.8
A-                                                                   111                      15,477,772                     4.9
B                                                                     74                       8,002,564                     2.5
B-                                                                    13                       1,393,505                     0.4
C                                                                     26                       1,755,190                     0.6
                                                                   -----                    ------------                   -----
SUB-TOTAL:                                                         1,389                    $203,807,914                    64.2 %
                                                                   =====                    ============                   =====

CMMC CALL CENTER UNDERWRITING:
A1                                                                   426                     $55,644,376                    17.5 %
A2                                                                   324                      38,756,505                    12.2
B1                                                                   146                      15,585,460                     4.9
B2                                                                    39                       3,469,093                     1.1
C1                                                                     1                          43,000                     0.0
                                                                   -----                    ------------                   -----
SUB-TOTAL:                                                           936                    $113,498,434                    35.8 %
                                                                   =====                    ============                   =====

TOTAL:                                                             2,325                    $317,306,348                   100.0 %
                                                                   =====                    ============                   =====


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        20

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
                                    GROUP II

                                 SUMMARY REPORT
                                 --------------
Aggregate Outstanding Principal Balance               $285,005,328
Aggregate Original Principal Balance                  $285,158,842
Number of Mortgage Loans                                     1,719

                                                       AVERAGE (1)                              MINIMUM                MAXIMUM
                                                       -----------                              -------                -------
Original Principal Balance                                $165,886                              $14,160               $957,220
Outstanding Principal Balance                             $165,797                              $14,152               $956,544

                                              WEIGHTED AVERAGE (2)                              MINIMUM                MAXIMUM
                                              --------------------                              -------                -------
Original Term (mos)                                            360                                  120                    360
Stated Remaining Term (mos)                                    359                                  119                    360
Expected Remaining Term (mos)                                  359                                  119                    360
Loan Age (mos)                                                   1                                    0                      8
Current Interest Rate                                       7.509%                               5.250%                11.625%
Initial Interest Rate Cap                                   3.000%                               3.000%                 3.000%
Periodic Rate Cap                                           1.474%                               1.000%                 1.500%
Gross Margin                                                4.908%                               1.125%                 8.000%
Maximum Mortgage Rate                                      14.509%                              12.250%                18.625%
Minimum Mortgage Rate                                       7.513%                               5.250%                11.625%
Months to Roll                                                  37                                   16                     60
Original Loan-to-Value                                      76.71%                               14.36%                 95.00%
Credit Score (3)                                               604                                  487                    789

                                                          EARLIEST                               LATEST
                                                          --------                               ------
Origination Date                                           08/2002                              04/2003
Maturity Date                                              04/2013                              05/2033

LIEN POSITION                                PERCENT OF LOAN GROUP     YEAR OF ORIGINATION               PERCENT OF LOAN GROUP
-------------                                ---------------------     -------------------               ---------------------
First Lien                                                   100.0 %   2002                                                0.9 %
                                                                       2003                                               99.1 %

OCCUPANCY                                    PERCENT OF LOAN GROUP     LOAN PURPOSE                      PERCENT OF LOAN GROUP
---------                                    ---------------------     ------------                      ---------------------
Owner-occupied                                                92.2 %   Purchase                                           20.9 %
Second Home                                                    0.4 %   Refinance - Rate/Term                               8.6 %
Investment                                                     7.4 %   Refinance - Cashout                                70.5 %


DOCUMENTATION                                PERCENT OF LOAN GROUP     PROPERTY TYPE                     PERCENT OF LOAN GROUP
-------------                                ---------------------     -------------                     ---------------------
Full Documentation                                            60.0 %   Single Family Detached                             79.6 %
24 Month Bank Statement                                       14.0 %   Two- to Four-family Dwelling                        9.6 %
Reduced Documentation                                          1.3 %   Planned Unit Development                            4.5 %
Stated Income                                                 24.6 %   Condominium                                         5.2 %
                                                                       Co-Op                                               0.1 %
                                                                       Manufactured Housing                                1.0 %

(1) Weighted by Outstanding Principal Balance.
(2) Sum of Principal Balance divided by total number of loans.
(3) Minimum and Weighted Average only for loans with credit scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        21

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
                                    GROUP II

                             CURRENT MORTGAGE RATES
                             ----------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CURRENT MORTGAGE RATES                                    MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
5.000% to 5.499%                                                       6                      $1,271,260                     0.4 %
5.500% to 5.999%                                                     130                      26,529,945                     9.3
6.000% to 6.499%                                                     101                      22,145,492                     7.8
6.500% to 6.999%                                                     252                      46,997,026                    16.5
7.000% to 7.499%                                                     210                      39,221,666                    13.8
7.500% to 7.999%                                                     324                      57,437,077                    20.2
8.000% to 8.499%                                                     227                      33,894,925                    11.9
8.500% to 8.999%                                                     243                      33,725,680                    11.8
9.000% to 9.499%                                                     109                      12,964,462                     4.5
9.500% to 9.999%                                                      90                       8,346,768                     2.9
10.000% to 10.499%                                                    14                       1,643,592                     0.6
10.500% to 10.999%                                                     9                         569,477                     0.2
11.000% to 11.499%                                                     3                         238,359                     0.1
11.500% to 11.999%                                                     1                          19,600                     0.0
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,719                    $285,005,328                   100.0 %
                                                                   =====                    ============                   =====

Mortgage Rates Range is from: 5.250% to 11.625%
Weighted Average is: 7.509%

                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
REMAINING TERM (MONTHS)                                   MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
109 to 120                                                             1                        $136,973                     0.0 %
169 to 180                                                             2                         195,300                     0.1
229 to 240                                                             4                         483,790                     0.2
289 to 300                                                             1                          84,720                     0.0
349 to 360                                                         1,711                     284,104,545                    99.7
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,719                    $285,005,328                   100.0 %
                                                                   =====                    ============                   =====

Remaining Term Range is from (Months): 119 to 360
Weighted Average is (Months): 359


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        22

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
                                    GROUP II

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------
RANGE OF ORIGINAL MORTGAGE                                     NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
LOAN PRINCIPAL BALANCES                                   MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
$100,000 or Less                                                     497                     $33,441,759                    11.7 %
$100,001 to $150,000                                                 426                      53,826,505                    18.9
$150,001 to $200,000                                                 322                      56,435,731                    19.8
$200,001 to $250,000                                                 177                      39,968,008                    14.0
$250,001 to $300,000                                                 133                      36,644,216                    12.9
$300,001 to $350,000                                                  78                      25,480,887                     8.9
$350,001 to $400,000                                                  33                      12,527,919                     4.4
$400,001 to $450,000                                                  12                       5,082,715                     1.8
$450,001 to $500,000                                                  32                      15,500,678                     5.4
$500,001 to $550,000                                                   2                       1,068,750                     0.4
$550,001 to $600,000                                                   3                       1,758,715                     0.6
$650,001 to $700,000                                                   1                         697,900                     0.2
$750,001 to $800,000                                                   1                         770,000                     0.3
$800,001 to $850,000                                                   1                         845,000                     0.3
$950,001 to $1,000,000                                                 1                         956,544                     0.3
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,719                    $285,005,328                   100.0 %
                                                                   =====                    ============                   =====

Original Mortgage Loan Principal Balance Range is from: $14,160 to $957,220
Average is: $165,886

                              PRODUCT TYPE SUMMARY
                              --------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
PRODUCT TYPE SUMMARY                                      MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
2/28 LIBOR Loan                                                      795                    $134,044,200                    47.0 %
3/27 LIBOR Loan                                                      379                      65,687,014                    23.0
5/25 LIBOR Loan                                                      545                      85,274,114                    29.9
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,719                    $285,005,328                   100.0 %
                                                                   =====                    ============                   =====

                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
PREPAYMENT PENALTY SUMMARY                                MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
None                                                                 694                    $115,414,692                    40.5 %
12 Months                                                              4                         534,855                     0.2
13 Months                                                              1                         223,596                     0.1
24 Months                                                            191                      34,689,496                    12.2
36 Months                                                            650                     109,432,333                    38.4
60 Months                                                            179                      24,710,356                     8.7
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,719                    $285,005,328                   100.0 %
                                                                   =====                    ============                   =====

The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 37 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        23

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
                                    GROUP II

                               STATE DISTRIBUTIONS
                               -------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
STATES                                                    MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
Arizona                                                               35                      $3,701,766                     1.3 %
Arkansas                                                               4                         303,781                     0.1
California                                                           305                      71,444,866                    25.1
Colorado                                                              61                      10,015,248                     3.5
Connecticut                                                           19                       3,714,411                     1.3
Delaware                                                               7                         922,668                     0.3
District of Columbia                                                  12                       1,821,334                     0.6
Florida                                                              133                      18,348,715                     6.4
Georgia                                                               21                       2,912,622                     1.0
Hawaii                                                                 2                         675,727                     0.2
Idaho                                                                  2                         384,751                     0.1
Illinois                                                             111                      17,583,713                     6.2
Indiana                                                               23                       2,118,522                     0.7
Iowa                                                                   5                         339,351                     0.1
Kansas                                                                10                         964,399                     0.3
Kentucky                                                              13                       1,381,093                     0.5
Louisiana                                                             10                       1,310,680                     0.5
Maine                                                                  1                          58,467                     0.0
Maryland                                                              33                       5,437,094                     1.9
Massachusetts                                                         48                       9,720,260                     3.4
Michigan                                                             142                      17,700,830                     6.2
Minnesota                                                             36                       5,682,075                     2.0
Mississippi                                                            5                         250,852                     0.1
Missouri                                                              98                      11,738,886                     4.1
Montana                                                                2                         327,245                     0.1
Nebraska                                                               6                         454,389                     0.2
Nevada                                                                24                       3,746,845                     1.3
New Hampshire                                                         18                       2,858,916                     1.0
New Jersey                                                           109                      23,905,948                     8.4
New Mexico                                                            12                       1,978,065                     0.7
New York                                                             115                      23,529,339                     8.3
North Carolina                                                        28                       3,433,037                     1.2
Ohio                                                                  27                       3,125,007                     1.1
Oklahoma                                                               5                         416,931                     0.1
Oregon                                                                17                       2,587,243                     0.9
Pennsylvania                                                          35                       3,573,596                     1.3
Rhode Island                                                           6                         836,335                     0.3
South Carolina                                                        20                       3,134,656                     1.1
Tennessee                                                             18                       1,638,964                     0.6
Texas                                                                 10                       1,123,016                     0.4
Utah                                                                   6                       1,325,462                     0.5
Virginia                                                              30                       5,424,523                     1.9
Washington                                                            25                       4,768,312                     1.7
West Virginia                                                          2                         172,168                     0.1
Wisconsin                                                             67                       7,973,218                     2.8
Wyoming                                                                1                         140,000                     0.0
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,719                    $285,005,328                   100.0 %
                                                                   =====                    ============                   =====


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        24

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
                                    GROUP II

                          ORIGINAL LOAN-TO-VALUE RATIOS
                          -----------------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS                    MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
50.00% or Less                                                        58                      $8,563,028                     3.0 %
50.01% to 55.00%                                                      34                       5,296,886                     1.9
55.01% to 60.00%                                                      58                       9,994,914                     3.5
60.01% to 65.00%                                                     104                      20,125,134                     7.1
65.01% to 70.00%                                                     166                      29,256,913                    10.3
70.01% to 75.00%                                                     207                      32,841,288                    11.5
75.01% to 80.00%                                                     525                      91,917,040                    32.3
80.01% to 85.00%                                                     282                      44,403,102                    15.6
85.01% to 90.00%                                                     262                      39,825,548                    14.0
90.01% to 95.00%                                                      23                       2,781,476                     1.0
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,719                    $285,005,328                   100.0 %
                                                                   =====                    ============                   =====

Loan-to-Value Ratios Range is from: 14.36% to 95.00%
Weighted Average is: 76.71%

                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
MORTGAGE LOAN AGE (MONTHS)                                MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
0                                                                    736                    $120,706,944                    42.4 %
1                                                                    928                     153,978,656                    54.0
2                                                                     30                       4,942,244                     1.7
3                                                                     16                       2,779,249                     1.0
4                                                                      5                       1,799,366                     0.6
7                                                                      1                         223,596                     0.1
8                                                                      3                         575,273                     0.2
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,719                    $285,005,328                   100.0 %
                                                                   =====                    ============                   =====

Weighted Average Age (Months) is: 1

                              CREDIT SCORE SUMMARY
                              --------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CREDIT SCORES                                             MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
Not Scored                                                             7                        $393,149                     0.1 %
487 to 500                                                             7                         978,445                     0.3
501 to 550                                                           459                      67,741,839                    23.8
551 to 600                                                           494                      79,200,340                    27.8
601 to 650                                                           408                      72,076,207                    25.3
651 to 700                                                           221                      40,669,618                    14.3
701 to 750                                                            94                      17,876,422                     6.3
751 to 789                                                            29                       6,069,308                     2.1
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,719                    $285,005,328                   100.0 %
                                                                   =====                    ============                   =====

Credit Score Range is from: 487 to 789
Weighted Average (scored loans only) is: 604

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        25

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
                                    GROUP II

                              CREDIT GRADE SUMMARY
                              --------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CREDIT GRADE                                              MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
CMMC WHOLESALE/RETAIL UNDERWRITING:
A Star                                                               330                     $63,686,589                    22.3 %
A0                                                                   802                     134,967,198                    47.4
A-                                                                   161                      27,179,020                     9.5
B                                                                    185                      28,404,696                    10.0
B-                                                                    48                       6,987,742                     2.5
C                                                                     85                       8,773,064                     3.1
C-                                                                     2                          93,354                     0.0
                                                                   -----                    ------------                   -----
SUB-TOTAL:                                                         1,613                    $270,091,662                    94.8 %
                                                                   =====                    ============                   =====

CMMC CALL CENTER UNDERWRITING:
A1                                                                    23                      $3,240,530                     1.1 %
A2                                                                    44                       6,730,867                     2.4
B1                                                                    33                       4,018,382                     1.4
B2                                                                     6                         923,887                     0.3
                                                                   -----                    ------------                   -----
SUB-TOTAL:                                                           106                     $14,913,666                     5.2 %
                                                                   =====                    ============                   =====

TOTAL:                                                             1,719                    $285,005,328                   100.0 %
                                                                   =====                    ============                   =====

                             MAXIMUM MORTGAGE RATES
                             ----------------------
RANGE OF MAXIMUM MORTGAGE                                      NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
RATES                                                     MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
12.000% to 12.499%                                                     6                      $1,271,260                     0.4 %
12.500% to 12.999%                                                   130                      26,529,945                     9.3
13.000% to 13.499%                                                   101                      22,145,492                     7.8
13.500% to 13.999%                                                   252                      46,997,026                    16.5
14.000% to 14.499%                                                   210                      39,221,666                    13.8
14.500% to 14.999%                                                   324                      57,437,077                    20.2
15.000% to 15.499%                                                   227                      33,894,925                    11.9
15.500% to 15.999%                                                   243                      33,725,680                    11.8
16.000% to 16.499%                                                   109                      12,964,462                     4.5
16.500% to 16.999%                                                    90                       8,346,768                     2.9
17.000% to 17.499%                                                    14                       1,643,592                     0.6
17.500% to 17.999%                                                     9                         569,477                     0.2
18.000% to 18.499%                                                     3                         238,359                     0.1
18.500% to 18.999%                                                     1                          19,600                     0.0
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,719                    $285,005,328                   100.0 %
                                                                   =====                    ============                   =====

Maximum Mortgage Rate Range is from: 12.250% to 18.625%
Weighted Average is: 14.509%


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        26

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3
                                    GROUP II

                              NEXT ADJUSTMENT DATE
                              --------------------
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
NEXT ADJUSTMENT DATE                                      MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
September 2004                                                         2                        $444,232                     0.2 %
January 2005                                                           3                       1,156,715                     0.4
February 2005                                                          8                       1,614,140                     0.6
March 2005                                                            17                       2,894,524                     1.0
April 2005                                                           423                      72,585,552                    25.5
May 2005                                                             342                      55,349,037                    19.4
February 2006                                                          4                         690,306                     0.2
March 2006                                                             9                       1,148,920                     0.4
April 2006                                                           207                      35,713,601                    12.5
May 2006                                                             159                      28,134,187                     9.9
September 2007                                                         2                         354,637                     0.1
January 2008                                                           2                         642,651                     0.2
February 2008                                                          4                         474,803                     0.2
March 2008                                                            16                       2,684,248                     0.9
April 2008                                                           325                      49,432,956                    17.3
May 2008                                                             196                      31,684,820                    11.1
                                                                   -----                    ------------                   -----
TOTAL:                                                             1,719                    $285,005,328                   100.0 %
                                                                   =====                    ============                   =====


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        27

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-3

                             GROUP I MORTGAGE LOANS
                             ----------------------

                                                                                                            NUMBER OF
                                                                         ORIGINAL                           MONTHS TO
                                        NET            ORIGINAL        AMORTIZATION        REMAINING        PREPAYMENT
   CURRENT          MORTGAGE          MORTGAGE           TERM              TERM              TERM            PENALTY
   BALANCE            RATE              RATE          (IN MONTHS)       (IN MONTHS)       (IN MONTHS)       EXPIRATION
   -------            ----              ----          -----------       -----------       -----------       ----------
 $11,468,593.59      8.312%            7.802%             180               360               179               0
  $4,562,231.17      7.881%            7.371%             180               360               180               12
    $644,802.73      6.770%            6.260%             180               360               180               24
 $14,332,150.19      7.145%            6.635%             180               360               179               35
 $18,805,831.33      7.100%            6.590%             180               360               179               59
    $440,609.87      6.926%            6.416%             115               115               115               0
    $209,035.43      7.556%            7.046%             120               120               120               36
  $2,791,454.90      7.292%            6.782%             112               112               112               60
  $7,557,550.50      7.753%            7.243%             180               180               179               0
  $3,799,448.88      7.123%            6.613%             180               180               179               11
    $182,158.35      6.375%            5.865%             180               180               180               24
  $7,456,819.32      7.038%            6.528%             180               180               179               36
 $19,991,356.11      7.012%            6.502%             178               178               177               59
 $11,529,352.28      7.474%            6.964%             240               240               239               0
  $1,244,280.93      6.670%            6.160%             240               240               240               12
  $3,469,303.05      7.228%            6.718%             240               240               240               36
 $43,292,077.40      7.081%            6.571%             240               240               239               59
 $35,583,500.73      7.996%            7.486%             359               359               358               0
 $19,392,253.38      7.342%            6.832%             359               359               358               11
    $881,888.83      7.365%            6.855%             360               360               359               23
 $65,435,372.96      6.861%            6.351%             360               360               360               36
$126,929,928.07      7.144%            6.634%             359               359               359               59


                            GROUP II MORTGAGE LOANS(1)
                            -----------------------

                                                                                                          MONTHS    NUMBER OF
                                                                                                          UNTIL     MONTHS TO
                              NET     ORIGINAL  REMAINING                                              NEXT RATE  PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM      TERM       GROSS     PERIODIC    MAXIMUM    MINIMUM  ADJUSTMENT   PENALTY
   BALANCE        RATE       RATE   (IN MONTHS) (IN MONTHS)  MARGIN      CAP        RATE       RATE       DATE    EXPIRATION
   -------        ----       ----   ----------- -----------  ------      ---        ----       ----       ----    ----------
$86,424,053.42   7.961%     7.451%       360        359      4.788%      1.500%     14.961%    7.961%       23          0
   $556,980.95   7.712%     7.202%       360        360      4.202%      1.500%     14.712%    7.712%       24         12
$40,332,537.94   7.431%     6.921%       360        359      5.033%      1.500%     14.431%    7.431%       23         23
$26,483,545.96   7.459%     6.949%       360        359      5.182%      1.500%     14.459%    7.460%       23         35
 $6,112,270.81   8.363%     7.853%       360        359      5.164%      1.500%     15.363%    8.363%       23         59
 $4,861,328.52   8.269%     7.759%       360        359      4.829%      1.359%     15.269%    8.269%       35          0
   $477,528.58   6.758%     6.248%       360        360      4.656%      1.500%     13.758%    6.758%       36         24
$71,577,115.81   7.108%     6.598%       360        359      5.051%      1.491%     14.108%    7.108%       35         35
 $1,446,017.75   7.272%     6.762%       360        359      4.151%      1.174%     14.272%    7.272%       35         59
$46,399,746.77   7.642%     7.132%       359        359      4.584%      1.472%     14.642%    7.642%       59          0
    $81,079.24   9.250%     8.740%       360        359      4.750%      1.500%     16.250%    9.250%       59         11
   $839,861.62   6.785%     6.275%       360        357      4.006%      1.341%     13.785%    6.785%       57         18
$32,487,750.81   6.798%     6.288%       360        359      5.104%      1.488%     13.798%    6.833%       59         35
$21,920,181.82   7.660%     7.150%       355        354      4.803%      1.261%     14.660%    7.661%       59         59

(1) For all Group II Mortgage Loans, the Initial Rate Change Cap is 3.00%, the Rate Change Frequency is 6 months and the Index is 6-Month LIBOR.-


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        28

Available Funds Cap Hypothetical Table

------------------------------------------------------------- ------------------------------------------------------------
                          AVAILABLE FUNDS     AVAILABLE FUNDS        PAYMENT DATE     AVAILABLE FUNDS     AVAILABLE FUNDS
         PAYMENT DATE         CAP (1) (2)         CAP (1) (3)                             CAP (1) (2)         CAP (1) (3)
------------------------------------------------------------- ------------------------------------------------------------
             06/25/03              7.056%              7.056%            04/25/06              7.171%              9.337%
             07/25/03              7.056%              7.056%            05/25/06              7.177%             10.765%
             08/25/03              7.057%              7.057%            06/25/06              7.184%             10.782%
             09/25/03              7.057%              7.057%            07/25/06              7.119%             10.685%
             10/25/03              7.058%              7.058%            08/25/06              7.123%             10.693%
             11/25/03              7.059%              7.059%            09/25/06              7.128%             10.701%
             12/25/03              7.060%              7.060%            10/25/06              7.133%             10.709%
             01/25/04              7.061%              7.061%            11/25/06              7.138%             11.537%
             02/25/04              7.062%              7.062%            12/25/06              7.143%             11.550%
             03/25/04              7.064%              7.064%            01/25/07              7.148%             11.560%
             04/25/04              7.065%              7.065%            02/25/07              7.154%             11.570%
             05/25/04              7.067%              7.067%            03/25/07              7.160%             11.581%
             06/25/04              7.069%              7.069%            04/25/07              7.166%             11.591%
             07/25/04              7.071%              7.071%            05/25/07              7.173%             11.946%
             08/25/04              7.073%              7.073%            06/25/07              7.179%             11.960%
             09/25/04              7.075%              7.075%            07/25/07              7.186%             11.973%
             10/25/04              7.078%              7.078%            08/25/07              7.193%             11.985%
             11/25/04              7.080%              7.080%            09/25/07              7.201%             11.999%
             12/25/04              7.082%              7.082%            10/25/07              7.208%             12.013%
             01/25/05              7.085%              7.085%            11/25/07              7.217%             12.270%
             02/25/05              7.087%              7.087%            12/25/07              7.225%             12.286%
             03/25/05              7.090%              7.090%            01/25/08              7.234%             12.302%
             04/25/05              7.092%              7.092%            02/25/08              7.243%             12.318%
             05/25/05              7.100%              8.512%            03/25/08              7.252%             12.342%
             06/25/05              7.108%              8.528%            04/25/08              7.262%             12.360%
             07/25/05              7.117%              8.538%            05/25/08              7.276%             13.300%
             08/25/05              7.126%              8.550%            06/25/08              7.286%             13.319%
             09/25/05              7.131%              8.564%            07/25/08              7.297%             13.339%
             10/25/05              7.136%              8.571%            08/25/08              7.309%             13.360%
             11/25/05              7.141%              9.293%            09/25/08              7.321%             13.384%
             12/25/05              7.147%              9.303%            10/25/08              7.334%             13.407%
             01/25/06              7.152%              9.311%            11/25/08              7.347%             13.872%
             02/25/06              7.158%              9.319%            12/25/08              7.360%             13.897%
             03/25/06              7.164%              9.328%
------------------------------------------------------------- ------------------------------------------------------------


(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date divided by (y) the aggregate principal balance of the Group II Offered Certificates as of the first day of the applicable Accrual Period.

(2) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 1.25%.

(3) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 20.00%.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        29

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

---------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                 0%                80%              100%              150%               200%
---------------------------------------------------------------------------------------------------------------------
CLASS IA-2
100-00 Price                   2.087%            2.038%            2.026%            1.999%             1.973%
WAL                             14.84             2.41              2.00              1.43               1.14
Modified Duration               12.64             2.33              1.94              1.40               1.11
Principal Window            Aug17 - May18     May05 - Apr06     Jan05 - Oct05     Aug04 - Jan05     May04 - Sep04
---------------------------------------------------------------------------------------------------------------------
CLASS IA-3
100-00 Price                   2.513%            2.477%            2.467%            2.441%             2.416%
WAL                             17.83             3.70              3.00              2.06               1.58
Modified Duration               14.19             3.49              2.86              1.98               1.53
Principal Window            May18 - Apr24     Apr06 - Feb08     Oct05 - Mar07     Jan05 - Nov05     Sep04 - Apr05
---------------------------------------------------------------------------------------------------------------------
CLASS IA-4
100-00 Price                   3.579%            3.552%            3.541%            3.512%             3.481%
WAL                             23.88             6.52              5.00              3.14               2.24
Modified Duration               15.81             5.70              4.50              2.92               2.12
Principal Window            Apr24 - Nov29     Feb08 - Feb13     Mar07 - Jan10     Nov05 - Jun07     Apr05 - Jan06
---------------------------------------------------------------------------------------------------------------------
CLASS IA-5
100-00 Price                   5.034%            5.017%            5.010%            4.985%             4.952%
WAL                             27.59             11.42             9.06              5.47               3.58
Modified Duration               14.65             8.51              7.11              4.66               3.19
Principal Window            Nov29 - Mar31     Feb13 - Mar15     Jan10 - Jan13     Jun07 - Nov09     Jan06 - Feb08
---------------------------------------------------------------------------------------------------------------------
CLASS IA-6
100-00 Price                   3.953%            3.942%            3.941%            3.934%             3.923%
WAL                             9.52              6.95              6.67              5.65               4.57
Modified Duration               7.76              5.92              5.71              4.96               4.10
Principal Window            Jun06 - Oct14     Jun06 - Dec12     Jun06 - Oct12     Aug06 - Nov09     Nov06 - Feb08
---------------------------------------------------------------------------------------------------------------------
CLASS IM-1
100-00 Price                   4.876%            4.849%            4.840%            4.818%             4.804%
WAL                             23.20             7.92              6.47              4.51               3.77
Modified Duration               13.52             6.31              5.35              3.93               3.37
Principal Window            Feb19 - Mar31     May07 - Mar15     Aug06 - Jan13     Jul06 - Nov09     Aug06 - Feb08
---------------------------------------------------------------------------------------------------------------------
CLASS IM-2
100-00 Price                   5.228%            5.199%            5.189%            5.165%             5.149%
WAL                             23.20             7.92              6.47              4.49               3.68
Modified Duration               13.07             6.22              5.28              3.87               3.26
Principal Window            Feb19 - Mar31     May07 - Mar15     Aug06 - Jan13     Jun06 - Nov09     Jul06 - Feb08
---------------------------------------------------------------------------------------------------------------------
CLASS IB
100-00 Price                   6.551%            6.511%            6.497%            6.465%             6.443%
WAL                             22.65             7.31              5.97              4.14               3.41
Modified Duration               11.45             5.56              4.74              3.50               2.97
Principal Window            Feb19 - Mar31     May07 - Mar15     Aug06 - Jan13     Jun06 - Nov09     Jun06 - Feb08
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        30

                       DISCOUNT MARGIN TABLE (TO 10% CALL)
                       -----------------------------------

----------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED               0%               80%              100%              150%             200%
----------------------------------------------------------------------------------------------------------------
CLASS IA-1
100-00 Price                   10                10               10                10               10
WAL                           7.83              1.10             0.95              0.73             0.62
Principal Window          Jun03 - Aug17    Jun03 - May05     Jun03 - Jan05    Jun03 - Aug04     Jun03 - May04
----------------------------------------------------------------------------------------------------------------
CLASS IIA-1
100-00 Price                   10                10               10                10               10
WAL                           10.71             1.11             0.95              0.73             0.62
Principal Window          Jun03 - Jan21    Jun03 - Apr05     Jun03 - Dec04    Jun03 - Jul04     Jun03 - May04
----------------------------------------------------------------------------------------------------------------
CLASS IIA-2
100-00 Price                   28                28               28                28               28
WAL                           24.24             3.95             3.13              1.90             1.55
Principal Window          Jan21 - Jan32    Apr05 - Jul10     Dec04 - Dec08    Jul04 - Apr06     May04 - Apr05
----------------------------------------------------------------------------------------------------------------
CLASS IIM-1
100-00 Price                   55                55               55                55               55
WAL                           26.23             4.90             4.14              3.18             1.91
Principal Window          May25 - Jan32    Jul06 - Jul10     Aug06 - Dec08    Apr06 - Aug06     Apr05 - Apr05
----------------------------------------------------------------------------------------------------------------
CLASS IIM-2
100-00 Price                   140              140               140              140               140
WAL                           26.23             4.88             4.05              3.24             1.91
Principal Window          May25 - Jan32    Jun06 - Jul10     Jul06 - Dec08    Aug06 - Aug06     Apr05 - Apr05
----------------------------------------------------------------------------------------------------------------
CLASS IIB
100-00 Price                   325              325               325              325               325
WAL                           26.02             4.60             3.80              3.19             1.91
Principal Window          May25 - Jan32    Jun06 - Jul10     Jun06 - Dec08    Jun06 - Aug06     Apr05 - Apr05
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        31

                      PRICE/CBE YIELD TABLE (TO MATURITY)
                      -----------------------------------

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                0%                80%              100%              150%               200%
--------------------------------------------------------------------------------------------------------------------
CLASS IA-5
100-00 Price                   5.040%            5.078%           5.084%            5.060%             4.961%
WAL                            28.28             13.67            11.12              6.55               3.64
Modified Duration              14.82              9.58             8.22              5.36               3.24
Principal Window           Nov29 - Mar33     Feb13 - Aug26    Jan10 - Jan23      Jun07 - Jun17     Jan06 - Sep13
--------------------------------------------------------------------------------------------------------------------
CLASS IA-6
100-00 Price                   3.953%            3.942%           3.941%            3.938%             3.936%
WAL                             9.52              6.95             6.67              6.20               5.99
Modified Duration               7.76              5.92             5.71              5.36               5.20
Principal Window           Jun06 - Oct14     Jun06 - Dec12    Jun06 - Oct12      Aug06 - Sep12     Nov06 - Aug13
--------------------------------------------------------------------------------------------------------------------
CLASS IM-1
100-00 Price                   4.876%            4.851%           4.843%            4.822%             4.809%
WAL                            23.39              8.40             6.95              4.83               4.01
Modified Duration              13.57              6.57             5.62              4.15               3.54
Principal Window           Feb19 - Sep32     May07 - Oct19    Aug06 - Aug17      Jul06 - Jan13     Aug06 - May10
--------------------------------------------------------------------------------------------------------------------
CLASS IM-2
100-00 Price                   5.228%            5.200%           5.191%            5.168%             5.152%
WAL                            23.33              8.22             6.74              4.67               3.81
Modified Duration              13.09              6.37             5.43              4.00               3.36
Principal Window           Feb19 - May32     May07 - Apr18    Aug06 - Nov15      Jun06 - Oct11     Jul06 - Jul09
--------------------------------------------------------------------------------------------------------------------
CLASS IB
100-00 Price                   6.551%            6.511%           6.497%            6.465%             6.443%
WAL                            22.65              7.32             5.98              4.15               3.41
Modified Duration              11.45              5.56             4.74              3.50               2.97
Principal Window           Feb19 - May31     May07 - Aug15    Aug06 - Jun13      Jun06 - Feb10     Jun06 - Apr08
--------------------------------------------------------------------------------------------------------------------

                      DISCOUNT MARGIN TABLE (TO MATURITY)
                      -----------------------------------

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                0%                80%              100%              150%               200%
--------------------------------------------------------------------------------------------------------------------
CLASS IIA-2
100-00 Price                    28                30                30                30                 30
WAL                            24.33             4.31              3.41              1.90               1.55
Principal Window           Jan21 - Apr33     Apr05 - Jan19    Dec04 - Aug15      Jul04 - Apr06     May04 - Apr05
--------------------------------------------------------------------------------------------------------------------
CLASS IIM-1
100-00 Price                    55                57                57                64                 55
WAL                            26.35             5.33              4.48              4.70               1.91
Principal Window           May25 - Jan33     Jul06 - Mar15    Aug06 - Aug12      Apr06 - Jul10     Apr05 - Apr05
--------------------------------------------------------------------------------------------------------------------
CLASS IIM-2
100-00 Price                    140               143              143                149               141
WAL                            26.32             5.17              4.29              3.77               1.93
Principal Window           May25 - Nov32     Jun06 - Aug13    Jul06 - May11      Oct06 - Dec07     Apr05 - May05
--------------------------------------------------------------------------------------------------------------------
CLASS IIB
100-00 Price                    325               326              326                327               331
WAL                            26.03             4.63              3.82              3.23               1.99
Principal Window           May25 - May32     Jun06 - Apr11    Jun06 - Aug09      Jun06 - Dec06     May05 - May05
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN LOGO]                        32